Exhibit 10.5

EXECUTION COPY

[ARCH COAL]

SECOND AMENDMENT TO AMENDED AND

RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 15, 2011, is entered into among ARCH RECEIVABLE COMPANY, LLC (the “Seller”), ARCH COAL SALES COMPANY, INC. (the “Servicer”), the various financial institutions party to the Agreement (as defined below) as Conduit Purchasers (the “Conduit Purchasers”), as Related Committed Purchasers (the “Related Committed Purchasers”), as LC Participants (the “LC Participants”), and as Purchaser Agents (the “Purchaser Agents”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”; together with the Conduit Purchasers, the Related Committed Purchasers and the LC Participants, the “Purchasers”).

RECITALS

1.                                       The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of February 24, 2010 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2.                                       The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.                                Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.                                Amendments to the Agreement.  The Agreement is hereby amended as follows:

(a)                                  Exhibit I to the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following definition:

“International Coal Group Receivable” means any indebtedness and other obligations owed to International Coal Group, Inc. or any Subsidiary thereof, the Transferor or Arch Sales, in each case, arising in connection with the sale of goods or the rendering of services by International Coal Group, Inc. or any Subsidiary thereof, or Arch Sales, as agent, on behalf of International Coal Group, Inc. or such Subsidiary; it being understood and agreed that neither any Originator nor the Transferor shall constitute a Subsidiary of International Coal Group, Inc. for such purposes.

(b)                                 The definition of “Receivable” set forth in Exhibit I to the Agreement is amended by adding the following proviso to the end thereof:

; provided, however, that “Receivable” shall not include any International Coal Group Receivable.

SECTION 3.                                Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a)                                  Representations and Warranties.  The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)                                 Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)                                  No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4.                                Effect of Amendment; Ratification.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect, in each case referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as specifically set forth herein.  The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 5.                                Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Administrator of duly executed counterparts of this Amendment.

SECTION 6.                                Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.                                Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

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SECTION 8.                                Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 9.                                Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 10.                          Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[SIGNATURES BEGIN ON NEXT  PAGE]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ARCH RECEIVABLE COMPANY, LLC, as
Seller

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President and Treasurer

ARCH COAL SALES COMPANY, INC., as
Servicer

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President and Treasurer

Second Amendment to A&R RPA
(Arch Coal)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ Robyn A. Reeher
Name:	Robyn A. Reeher
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:	/s/ Robyn A. Reeher
Name:	Robyn A. Reeher
Title:	Vice President

Second Amendment to A&R RPA
(Arch Coal)

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ Richard Munsick
Name:	Richard Munsick
Title:	Senior Vice President

Second Amendment to A&R RPA
(Arch Coal)

MARKET STREET FUNDING LLC,
as a Conduit Purchaser and as a Related Committed Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

Second Amendment to A&R RPA
(Arch Coal)

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Purchaser

By:	/s/ Leo Burrell
Name:	Leo Burrell
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

Second Amendment to A&R RPA
(Arch Coal)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Related Committed Purchaser and as a Purchaser Agent

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

Second Amendment to A&R RPA
(Arch Coal)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as an LC Participant

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:
Title:	Managing Director

Second Amendment to A&R RPA
(Arch Coal)

ACKNOWLEDGED AND AGREED:

ARCH COAL, INC.

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Treasurer

Second Amendment to A&R RPA
(Arch Coal)